UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 23, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                          0-22624                05-0473908
       Delaware                          1-11432                05-0475617
       Delaware                          1-11436                22-3182164
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                            19061
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On December 23, 2005, Foamex International Inc. (the "Company") issued a press release announcing that the Company and certain of its subsidiaries filed their proposed Joint Plan of Reorganization and accompanying Disclosure Statement with the United States Bankruptcy Court for the District of Delaware.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release, dated December 23, 2005, issued by Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2005

                                FOAMEX INTERNATIONAL INC.


                                By:      /s/ Gregory J. Christian
                                         ---------------------------------------
                                Name:    Gregory J. Christian
                                Title:   Executive Vice President, General
                                         Counsel and Chief Restructuring Officer


                                FOAMEX L.P.
                                By:      FMXI, INC.,
                                         its Managing General Partner

                                By:      /s/ Gregory J. Christian
                                         ---------------------------------------
                                Name:    Gregory J. Christian
                                Title:   Executive Vice President, General
                                         Counsel and Chief Restructuring Officer


                                FOAMEX CAPITAL CORPORATION

                                By:      /s/ Gregory J. Christian
                                         ---------------------------------------
                                Name:    Gregory J. Christian
                                Title:   Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit
Number        Description

  99.1        Press Release, dated December 23, 2005, issued by Foamex
              International Inc.